Exhibit 99.1

FOR RELEASE: CONTACT:	New Hartford, NY, March 13, 2017 Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES

2016 FOURTH QUARTER & FULL YEAR 2016 RESULTS

New Hartford, NY- March 13, 2017 -- PAR Technology Corporation (NYSE: PAR) today announced its results of continuing operations for its fourth quarter and full year ended December 31, 2016.

Summary of Fiscal 2016 Fourth Quarter and Year End Financial Results

Fourth Quarter 2016

•	Revenues were reported at $60.2 million in the fourth quarter of fiscal 2016, compared to $56.8 million in the same period in 2015, a 6.0% increase.
•
GAAP net income in the fourth quarter of fiscal 2016 was $1.9 million, or $0.12 per diluted share, an increase from the GAAP net income of $1.3 million, or $0.08 earnings per diluted share reported in the same period in 2015.

•
Non-GAAP net income in the fourth quarter of fiscal 2016 was $2.1 million, or $0.13 per diluted share, compared to non-GAAP net income of $2.0 million, or $0.13 earnings per diluted share, in the same period in 2015.

Full Year 2016

•	Revenues were reported at $229.7 million in fiscal 2016, a slight increase from the $229.0 million in revenues reported for fiscal year 2015.
•	GAAP net income for fiscal 2016 was $2.5 million or $0.16 earnings per diluted share, compared to GAAP net income of $4.0 million, or $0.26 earnings per diluted share, in the same period in 2015.
•	Non-GAAP net income in fiscal 2016 was $5.3 million, or $0.33 per diluted share, compared to non-GAAP net income of $6.1 million or $0.39 earnings per diluted share, in the same period in 2015.

A reconciliation and description of non-GAAP financial measures to their comparable GAAP financial measures are included in the tables at the end of this press release.

“The fourth quarter was a strong close for 2016, with top line growth of 6.0% year-over-year.  Although offset by reduced Government contract revenues, our fourth quarter performance was driven by higher demand for PAR hardware solutions from Tier 1 customers in our Restaurant and Retail segment and expanded deployments of our Brink cloud software solution.  I am pleased to report we ended 2016 by achieving our target of deployed Brink sites,” commented Karen E. Sammon, PAR Technology Corporation President and Chief Executive Officer.  “Our financial results reflect the progress we have made executing to our strategy and focusing on operational efficiency within our businesses.  Our ability to grow revenues highlights the strength of our brand and the capabilities of our product and service offerings.”

Sammon continued, “With our focus on delivering innovation and customer success, and with operational adjustments, we continue to make necessary changes and drive execution that will position us to capitalize on the long-term growth opportunities for our Company.”

Internal Investigation; Update.

As previously disclosed, the Company is conducting an internal investigation into import/export and sales documentation activities at our China and Singapore offices discovered by management during the third quarter of 2016. The investigation, which is not complete, is being conducted under the oversight of our Audit Committee, with the assistance of outside counsel, and is focused on compliance with certain of our policies, including our Code of Business Conduct and Ethics, and the U.S. Foreign Corrupt Practices Act, or FCPA, and other applicable laws.  The Company has voluntarily notified the U.S. Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice (“DOJ”) of these matters, and intends to fully cooperate with both agencies. During the three months ended December 31, 2016, the Company recorded $1,323,000 of expenses relating to the investigation, including expenses of outside legal counsel and forensic accountants. While the investigation is substantially complete, the Company expects to incur additional expenses relating to its completion, as well as in connection with remedial measures being taken and to be taken by the Company to correct the material weaknesses identified in the Company’s internal control over financial reporting. We are presently unable to predict what, if any, actions the SEC, the DOJ, or other governmental agencies (including foreign governmental agencies) will take. The SEC, DOJ, and other governmental authorities have a broad range of civil and criminal sanctions including, injunctive relief, disgorgement, fines, penalties, modifications to our business practices, including the termination or modification of existing business relationships, the imposition of compliance programs and the retention of a monitor to oversee our future compliance. We cannot reasonably estimate the potential liability, if any, to the Company arising out of the China and Singapore matters.  However, the imposition of sanctions, fines or remedial measures could have a material adverse effect on the Company’s business, prospects, reputation, financial condition, liquidity, results of operations or cash flows

Conference Call.

There will be a conference call at 10:00 a.m. (Eastern) on March 13, 2017, during which the Company’s management will discuss the financial results for the fourth quarter of 2016.  To participate in the call, please call 866-868-9502, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the internet by visiting PAR’s website at www.partech.com.  Alternatively, listeners may access an archived version of the presentation call after 1:00 p.m. on March 13, 2017 through March 20, 2017 by dialing 855-859-2056 and using conference ID 82600661.

About PAR Technology Corporation.

PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol “PAR”. PAR’s Restaurant and Retail segment has been a leading provider of restaurant and retail technology for more than 35 years. PAR offers technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains. Products from PAR also can be found in retailers, cinemas, cruise lines, stadiums, and food service companies. PAR’s Government Business is a leader in providing computer-based system design, engineering and technical services to the Department of Defense and various federal agencies. For more information visit http://www.partech.com or connect with us on Facebook and Twitter.

Forward-Looking Statements.

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements appear throughout this press release, including express or implied forward-looking statements relating to our expectations regarding anticipated financial performance, customer and product opportunities, and assumptions as to future events. Forward-looking statements are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those contemplated in these statements. Factors that could cause actual results to differ materially, include delays in new product development and/or product introduction, changes in customer product and service demands, concentration of revenues from a small group of customers, product and service competition, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

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PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	(Unaudited)
Assets	December 31, 2016	December 31, 2015
Current assets:
Cash and cash equivalents	$9,055	$8,024
Accounts receivable-net	30,705	29,530
Inventories-net	26,237	21,499
Note receivable	4,447	-
Income taxes receivable	261	-
Deferred income taxes	7,421	6,741
Other current assets	4,027	3,808
Assets of Discontinued operations	462	-
Total current assets	82,615	69,602
Property, plant and equipment - net	7,035	5,716
Note receivable	-	4,259
Deferred income taxes	9,650	11,038
Goodwill	11,051	11,051
Intangible assets - net	10,966	10,898
Other assets	3,785	3,687
Total Assets	$125,102	$116,251
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$187	$2,103
Accounts payable	16,687	11,729
Accrued salaries and benefits	5,470	5,727
Accrued expenses	4,682	7,644
Customer deposits and deferred service revenue	19,814	10,819
Income taxes payable	-	279
Liabilities of discontinued operations	-	441
Total current liabilities	46,840	38,742
Long-term debt	379	566
Other long-term liabilities	7,712	8,883
Total liabilities	54,931	48,191
Commitments and contingencies
Shareholders’ Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized	-	-
Common stock, $.02 par value, 29,000,000 shares authorized; 17,479,454 and 17,352,838 shares issued; 15,771,345 and 15,644,729 outstanding at December 31, 2016 and December 31, 2015, respectively	350	347
Capital in excess of par value	46,203	45,753
Retained earnings	32,948	30,574
Accumulated other comprehensive loss	(3,494)	(2,778)
Treasury stock, at cost, 1,708,109 shares	(5,836)	(5,836)
Total shareholders’ equity	70,171	68,060
Total Liabilities and Shareholders’ Equity	$125,102	$116,251

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	For the three months ended December 31,		For the year ended December 31,
	2016	2015	2016	2015
Net revenues:
Product	$30,986	$24,316	$100,271	$94,397
Service	12,942	12,067	49,070	46,754
Contract	16,270	20,414	80,312	87,852
	60,198	56,797	229,653	229,003
Costs of sales:
Product	23,108	18,053	73,975	68,223
Service	9,528	8,210	35,647	33,875
Contract	14,828	18,790	73,830	81,848
	47,464	45,053	183,453	183,946
Gross margin	12,734	11,744	46,200	45,057
Operating expenses:
Selling, general and administrative	8,168	7,061	31,440	27,374
Research and development	3,347	2,325	11,581	10,067
Acquisition amortization	242	241	966	987
	11,757	9,627	43,987	38,428
Operating income from continuing operations	977	2,117	2,213	6,629
Other income (expense), net	1,634	(742)	1,316	(800)
Interest Income (expense)	101	(56)	121	(308)
Income from continuing operations before provision for income taxes	2,712	1,319	3,650	5,521
Provision for income taxes	(841)	(30)	(1,147)	(1,500)
Income from continuing operations	1,871	1,289	2,503	4,021
Discontinued operations
Loss on discontinued operations (net of tax)	(103)	(407)	(129)	(4,912)
Net Income (Loss)	$1,768	$882	$2,374	$(891)
Basic Earnings per Share:
Income from continuing operations	0.12	0.08	0.16	0.26
Loss from discontinued operations	(0.01)	(0.03)	(0.01)	(0.32)
Net Income (Loss)	$0.11	$0.06	$0.15	$(0.06)
Diluted Earnings per Share:
Income from continuing operations	0.12	0.08	0.16	0.26
Loss from discontinued operations	(0.01)	(0.03)	(0.01)	(0.31)
Net Income (Loss)	$0.11	$0.06	$0.15	$(0.06)
Weighted average shares outstanding
Basic	15,777	15,616	15,675	15,562
Diluted	15,818	15,732	15,738	15,666

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	For the three months ended December 31, 2016			For the three months ended December 31, 2015
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)

Net revenues	$60,198	-	60,198	$56,797	-	56,797
Costs of sales	47,464	517	46,947	45,053	-	45,053
Gross Margin	12,734	517	13,251	11,744	-	11,744

Operating Expenses
Selling, general and administrative	8,168	1,508	6,660	7,061	-	7,061
Research and development	3,347	-	3,347	2,325	-	2,325
Acquisition amortization	242	242	-	241	241	-
Total operating expenses	11,757	1,750	10,007	9,627	241	9,386
Operating income from continuing operations	977	2,267	3,244	2,117	241	2,358
Other income (expense), net	1,634	(1,871)	(237)	(742)	776	34
Interest Income (expense), net	101	-	101	(56)	26	(30)
Income from continuing operations before provision for income taxes	2,712	396	3,108	1,319	1,043	2,362
Provision for income taxes	(841)	(147)	(988)	(30)	(291)	(321)
Income from continuing operations	$1,871	$249	$2,120	$1,289	$752	$2,041
Loss from discontinued operations, (net of tax)	$(103)		$(103)	$(407)		$(407)
Net income	$1,768		$2,017	$882		$1,634
Income per diluted share from continuing operations	$0.12		$0.13	$0.08		$0.13
Loss per diluted share from discontinuing operations	$(0.01)		$(0.01)	$(0.03)		$(0.03)
Income per diluted share	$0.11		$0.13	$0.06		$0.10

The Company reports its financial results in accordance with GAAP.  However, non-GAAP adjusted financial measures, as defined in the reconciliation table above, are provided because management uses these non-GAAP measures in evaluating the results of the continuing operations of the Company and believes this information provides investors supplemental insight into underlying business trends and operating results. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. In addition, these non-GAAP measures should be read in conjunction with the Company’s financial statements prepared in accordance with GAAP.

The Company's results of operations are impacted by certain non-recurring charges, including severance charges from restructuring business operations, equity based compensation, acquisition related expenditures, and other non-recurring charges that may not be indicative of the Company’s financial performance. Management believes that adjusting its operating expenses, operating income, net earnings and diluted earnings per share to remove non-recurring charges provides a useful perspective with respect to our operating results and provides supplemental information to both management and investors by removing items that are difficult to predict and are often unanticipated.  PAR believes the adjustments provide a useful comparison on a year-over-year basis.

Included within selling, general and administrative expenses, as referenced above under “Internal Investigation; Update”, during the fourth quarter of 2016, the Company recorded $1,323,000 of expenses related to the Company’s internal investigation. In addition, $123,000 expenses related to the implementation of the new ERP system, and $72,000 of equity based compensation charges were recorded during the fourth quarter of 2016.  Included within costs of sales was $517,000 of accelerated amortization related to the Company’s discontinued development of a software module.  Lastly, the Company recognized amortization of acquired intangible assets of $242,000 related to the Company’s acquisition of Brink.  Offsetting these charges, the Company recorded an insurance recovery of $771,000, relating to the Company’s former chief financial officer’s unauthorized transfers of Company funds, and a $1,100,000 decrease to a contingent consideration liability related to the Brink acquisition.

During the fourth quarter of 2015, the Company recognized amortization of acquired intangible assets of $241,000 and accreted interest of $26,000 related to the acquisition of Brink.  Additionally, the Company recorded a $776,000 write-off related to the unauthorized transfer of Company funds. The unauthorized transfers occurred during the period between September 25, 2015 and November 6, 2015.   As of December 31, 2015, the Company was uncertain of the collectability relating to these funds and as a result, reduced its fair value to zero.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	For the year ended December 31, 2016			For the year ended December 31, 2015
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)

Net revenues	$229,653	-	$229,653	$229,003	-	$229,003
Costs of sales	183,452	517	182,935	182,864	151	182,713
Gross Margin	46,201	517	46,718	46,139	151	46,290

Operating Expenses
Selling, general and administrative	31,440	4,678	26,762	28,276	1,120	27,156
Research and development	11,581	-	11,581	10,247	13	10,234
Acquisition amortization	966	966	-	987	987	-
Total operating expenses	43,987	5,644	38,343	39,510	2,120	37,390
Operating income from continuing operations	2,214	6,161	8,375	6,629	2,271	8,900
Other income (expense), net	1,316	(1,871)	(555)	(800)	776	(24)
Interest Income (expense), net	121	78	199	(308)	103	(205)
Income from continuing operations before provision for income taxes	3,651	4,368	8,019	5,521	3,150	8,671
Provision for income taxes	(1,147)	(1,616)	(2,763)	(1,500)	(1,071)	(2,571)
Income from continuing operations	$2,504	$2,752	$5,256	$4,021	$2,079	$6,100
Loss from discontinued operations, (net of tax)	$(129)		$(129)	$(4,912)		$(4,912)
Net income (Loss)	$2,375		$5,127	$(891)		$1,188
Income per diluted share from continuing operations	$0.16		$0.33	$0.26		$0.39
Loss per diluted share from discontinuing operations	$(0.01)		$(0.01)	$(0.32)		$(0.32)
Income (loss) per diluted share	$0.15		$0.33	$(0.06)		$0.08

During the year ended December 31, 2016, the Company recorded professional services charges of $2,789,000, of which $1,466,000 were for investigation costs related to the Company’s former chief financial officer’s unauthorized transfers of Company funds, and $1,323,000 were related to the Company’s internal investigation of conduct at its China and Singapore offices.  Additionally, the Company recorded charges of $789,000, as a write-off, related to the Company’s previous human capital management system, $631,000 related to the implementation of the new ERP system and $469,000 related to equity based compensation charges, included in selling, general and administrative.  Additionally, during fiscal 2016, the Company recorded $517,000 of accelerated amortization into to cost of service, which is related to the Company’s discontinued development of a software module. Lastly, the Company recognized amortization of acquired intangible assets of $966,000 related to the acquisition of Brink, and accreted interest of $78,000.  Offsetting these charges, the Company recorded an insurance recovery of $771,000 relating to the unauthorized transfers of Company funds by its former chief financial officer, and a $1,100,000 decrease to a contingent consideration liability related to the 2014 acquisition of Brink.

During the year ended December 31, 2015, the Company recorded severance and other related charges of $797,000, of which $151,000 is included in cost of sales, $13,000 is included in research and development, and $633,000 is included in selling, general and administrative.  Also included within selling, general and administrative, is equity based compensation charges of $487,000.  Lastly, the Company recognized amortization of acquired intangible assets of $987,000 related to the acquisition of Brink, and accreted interest of $103,000.  Additionally, the Company recorded a $776,000 write-off related to its former chief financial officer’s unauthorized transfer of Company funds. The unauthorized transfers occurred during the period between September 25, 2015 and November 6, 2015.   As of December 31, 2015, the Company was uncertain of the collectability relating to these funds and as a result, reduced its fair value to zero.